[PHOTO]



                         THE
                         GABELLI
                         U.S. TREASURY
                         MONEY MARKET
                         FUND




                                        ANNUAL REPORT
                                   SEPTEMBER 30, 1997




                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                                BOARD OF TRUSTEES

       Mario J. Gabelli, CFA                     John J. Parker
       Chairman and Chief Investment             Attorney-at-Law
       Officer                                   McCarthy, Fingar, Donovan,
       Gabelli Funds, Inc                        Drazen &Smith

       Anthony J. Colavita                       Karl Otto Pohl
       Attorney-at-Law                           Former President
       Anthony J. Colavita, P.C.                 Deutsche Bundesbank

       Vincent D. Enright                        Anthonie C. van Ekris
       Senior Vice President and                 Managing Director
       Chief Financial Officer                   BALMAC International, Inc.
       Brooklyn Union Gas Company


                                    OFFICERS

              Mario J. Gabelli, CFA           Bruce N. Alpert
              Chairman and President          Vice President and
                                              Treasurer

              James E. McKee                  Henley L. Smith
              Secretary                       Vice President

              Ronald S. Eaker                 Judith A. Raneri
              Vice President                  Vice President
                                              and Portfolio Manager



                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr &Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND

                              One Corporate Center
                            Rye, New York 10580-1434

                                  ANNUAL REPORT
                              SEPTEMBER 30, 1997(a)




TO OUR SHAREHOLDERS:

      Alan Greenspan's hawkish congressional testimony and a jump in producer prices have put the possibility of a fourth quarter tightening back into play. While street expectations suggest the next tightening will occur in the first quarter, events over the past few weeks have raised the odds for a fourth quarter move.

      Greenspan's testimony put some risk taking back into the market, which was becoming overly complacent. From a fundamental perspective, we could contend that the bond market remains complacent with respect to inflation, particularly against the backdrop of tight labor markets and rapid growth. One of the reasons Greenspan felt compelled to inject some realism back into the market was based on the disproportionate response to the recent employment report, which saw the two year note trade within 11 basis points of the Federal Funds rate and the long bond yield fall below 6.25% despite third quarter Gross Domestic Product
(GDP) growth near 3.5%.

      With that in mind, third quarter GDP growth of 3.5% appears to be relatively robust, with an increase in final sales of 5.3%. Furthermore, GDP growth may not slow in the fourth quarter. On the other hand, the September Consumer Price Index (CPI) report was surprisingly favorable, which indicates that there is still no upward pressure on inflation. We expect the employment cost index for the third quarter to remain benign. This means that the inflation rate is still in check with no upward pressure on wages, which are considered a leading indicator of inflation. However, this combination of very strong growth and low inflation cannot last. If the unemployment rate continues to fall and capacity utilization continues to rise, there can be little doubt that at some point there will be upward pressure on prices. In order to alleviate this situation, the Fed needs to slow GDP growth from its current rate by raising the Federal Funds rate at the next FOMC meeting.

-----------------------------
(a)  The Fund's fiscal year ends September 30, 1997.

INVESTMENT RESULTS

      For the twelve months ended September 30, 1997, the Gabelli U.S. Treasury Money Market Fund's total return was 5.05%. The Fund's 7-day annualized yield and 30-day annualized yield on September 30, 1997 were 5.00% and 5.03%, respectively. Since inception on October 1, 1992 through September 30, 1997, the Fund has an average annual return of 4.31%. As of September 30, 1997, shareholders total 5,272 and net assets are $204 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

PORTFOLIO MANAGEMENT

      On April 14, 1997, Gabelli Funds, Inc., the Fund's Manager, increased its ownership interest in the Fund's Sub-Advisor, Gabelli-O'Connor Fixed Income Mutual Funds Management Co. Subsequently, the Sub-Advisor was succeeded by the newly formed Gabelli Fixed Income LLC, a registered investment advisor specializing in customized, institutional-based, cash and short-to-intermediate term fixed income portfolios. Gabelli Fixed Income LLC is an indirect majority owned subsidiary of Gabelli Funds, Inc. Consequently, pursuant to the Investment Company Act of 1940, the sub-advisory contract automatically terminated and Gabelli Funds, Inc. has assumed all of the sub-advisory responsibilities including managing the portfolio.

MINIMUM INITIAL INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are voluntarily capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury Securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax advisor for the applicability to your specific situation.

      We thank you for your confidence in our investing abilities and will work hard to preserve the assets you have entrusted to us and provide competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.


                                                    Sincerely,

                                                    /s/ Judith A. Raneri
                                                    -----------------------
                                                    Judith A. Raneri
                                                    Vice President
                                                    and Portfolio Manager





October 25, 1997




      An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before you invest or send money. Yields will fluctuate. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 4.84% and 4.87%, respectively.


THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- SEPTEMBER 30, 1997
===========================================================================================================================

                                                   ANNUALIZED
       PRINCIPAL                                  YIELD AT DATE           MATURITY
        AMOUNT                                     OF PURCHASE              DATE                        VALUE
       --------                                    -----------             -------                      -----
                    U.S. TREASURY OBLIGATIONS -- 96.5%
                    U.S. TREASURY BILLS -- 66.2%
      $136,066,000  U.S. Treasury Bills           4.754% to 5.126%    10/16/1997-03/05/1998          $134,742,723
                                                                                                     ------------
                                                  INTEREST RATE
                                                  -------------
                    U.S. TREASURY NOTES -- 30.3%
        20,000,000  U.S. Treasury Notes                8.750%              10/15/1997                  20,024,630
        41,617,000  U.S. Treasury Notes                5.625%              10/31/1997                  41,622,853
                                                                                                     ------------
                                                                                                       61,647,483
                                                                                                     ------------
TOTAL INVESTMENTS (COST $196,390,206)(a) .............................................        96.5%   196,390,206
PAYABLE FOR FUND SHARES REDEEMED .....................................................        (0.5)      (949,790)
PAYABLE TO MANAGER ...................................................................        (0.0)       (23,388)
OTHER ASSETS AND LIABILITIES (NET) ...................................................         4.0      8,125,034
                                                                                             -----  -------------
NET ASSETS (applicable to 203,536,832 shares of beneficial interest
  issued and outstanding, $0.001 par value, one billion shares authorized)                   100.0%  $203,542,062
                                                                                             =====  =============
NET ASSET VALUE, offering and redemption price per share                                                    $1.00
                                                                                                            =====
----------------------------------------------
(a) Aggregate cost for Federal tax purposes.




FINANCIAL HIGHLIGHTS
===========================================================================================================================

Per share amounts for a Fund share outstanding throughout each year ended September 30,

                                                            1997(d)     1996        1995        1994        1993*
                                                            ------      ----        ----        ----        -----
OPERATING PERFORMANCE:
Net asset value, beginning of period                       $  1.00     $  1.00     $  1.00    $  1.00     $  1.00
                                                            ------      ------      ------     ------      ------
Net investment income (b)                                   0.0485      0.0492      0.0528     0.0323      0.0271
Net gain on investments                                     0.0013      0.0006      0.0002     0.0002      0.0002
                                                            ------      ------      ------     ------      ------
Total from investment operations                            0.0498      0.0498      0.0530     0.0325      0.0273
                                                            ------      ------      ------     ------      ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                   (0.0485)    (0.0492)    (0.0528)   (0.0323)    (0.0271)
   Net realized gains                                      (0.0013)    (0.0006)    (0.0002)   (0.0002)    (0.0002)
                                                            ------      ------      ------     ------      ------
   Total distributions                                     (0.0498)    (0.0498)    (0.0530)   (0.0325)    (0.0273)
                                                            ------      ------      ------     ------      ------
Net asset value, end of period                             $  1.00     $  1.00     $  1.00    $  1.00     $  1.00
                                                            ======      ======      ======     ======      ======
Total return**                                                5.1%        5.1%        5.4%       3.3%        2.8%
                                                            ======      ======      ======     ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                        $203,542    $216,038    $218,036   $186,020    $187,709
Ratio of net investment income to average net assets         4.85%       4.92%       5.30%      3.23%       2.73%
Ratio of operating expenses to average net assets (c)        0.30%       0.30%       0.27%      0.30%       0.30%

----------------------------------------------
  * The Fund commenced operations on October 1, 1992.
 ** Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(b) Net investment income before fees waived by the Manager for the years ended September 30, 1997, 1996, 1995, 1994 and 1993 was $0.0469, $0.0477, $0.0516,
    $0.0312 and $0.0255,  respectively.
(c) Operating expense ratios before fees waived by the Manager for the years ended September 30, 1997, 1996, 1995, 1994 and 1993 were 0.46%, 0.45%,
    0.39%,  0.43% and 0.46%,  respectively.
(d) Gabelli Funds, Inc. became the sole investment adviser of the Fund on April 15, 1997. (See Note 2)


                       See Notes to Financial Statements.


THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- YEAR ENDED SEPTEMBER 30, 1997
===========================================================================================================================

INVESTMENT INCOME:
   Interest income ...............................................................................    $10,907,438
                                                                                                      -----------
EXPENSES:
   Management fee ................................................................................        635,419
   Transfer agent fees ...........................................................................        159,867
   Custodian fees ................................................................................         43,731
   Registration and filing fees ..................................................................         40,135
   Legal and audit fees ..........................................................................         30,811
   Trustees' fees ................................................................................         24,978
   Amortization of organization expenses .........................................................         20,273
   Other .........................................................................................         23,442
                                                                                                      -----------
      Total expenses before fees waived by Manager ...............................................        978,656
      Fees waived by Manager .....................................................................       (343,237)
                                                                                                      -----------
      Total Expenses -- Net ......................................................................        635,419
                                                                                                      -----------
NET INVESTMENT INCOME ............................................................................     10,272,019
NET REALIZED GAIN ON INVESTMENTS .................................................................        246,921
                                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................    $10,518,940
                                                                                                      ===========



Statements of Changes in Net Assets
===========================================================================================================================

                                                                                      Year              Year
                                                                                      Ended             Ended
                                                                                     9/30/97           9/30/96
                                                                                ----------------   --------------

Net investment income ........................................................  $   10,272,019     $   12,326,902
Net realized gain on investments .............................................         246,921            144,619
                                                                                --------------     --------------
Net increase in net assets resulting from operations .........................      10,518,940         12,471,521


Distributions to shareholders from:
   Net investment income .....................................................     (10,272,019)       (12,326,902)
   Net realized gain on investments ..........................................        (241,691)          (144,619)
Share transactions ($1.00 per share):
   Shares sold ...............................................................   2,152,102,612      1,379,164,485
   Shares issued upon reinvestment of dividends and distributions ............       9,949,097         11,971,379
   Shares redeemed ...........................................................  (2,174,552,390)    (1,393,134,459)
                                                                                --------------     --------------
Net decrease in net assets ...................................................     (12,495,451)        (1,998,595)
NET ASSETS
Beginning of period ..........................................................     216,037,513        218,036,108
                                                                                --------------     --------------
End of period ................................................................  $  203,542,062     $  216,037,513
                                                                                ==============     ==============

                       See Notes to Financial Statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli U.S. Treasury Money Market Fund (the "Fund") is a series of The Gabelli Money Market Funds, a Delaware business trust (the "Trust"). The Fund is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on October 1, 1992. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long-term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

ORGANIZATION EXPENSES. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, Inc. (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager will assume certain expenses of the Trust so that the total expenses do not exceed 0.30 percent of the Fund's average daily net assets. For the year ended September 30, 1997, the Manager voluntarily waived management fees of $343,237.

Prior to April 15, 1997, Gabelli-O'Connor Fixed Income Mutual Funds Management Company (the "Sub-Adviser") served pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"), which provided that the Manager will pay the Sub-Adviser a fee, computed daily and paid monthly, at the annual rate of 0.08 percent of the value of the Fund's average daily net assets. In accordance with the Sub-Advisory Agreement, the Sub-Adviser provided day-to-day management of the Fund's investments. On April 15, 1997, as a result of an increase in the ownership of the Sub-Adviser by the Manager, the Sub-Advisory Agreement was automatically terminated. Beginning April 15, 1997, the Manager performs all investment advisory services for the Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
================================================================================

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GABELLI U.S.TREASURY MONEYMARKET FUND
(a series of The Gabelli MoneyMarket Funds)

   We have audited the accompanying statement of net assets of The Gabelli U.S.Treasury MoneyMarket Fund (the "Fund") (a series of The Gabelli Money Market Funds) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli U.S.Treasury Money Market Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


   New York, New York                             /s/ Ernst & Young LLP
   October 24, 1997




--------------------------------------------------------------------------------
                   1997 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   U.S. GOVERNMENT INCOME:
   The percentage of the ordinary income dividend paid by the Fund during the period from October 1, 1996 through September 30, 1997 which was derived from U.S. Treasury Securities was 98%. Such income is exempt from state and local income tax in all states. Due to the diversity in state and local tax laws, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

--------------------------------------------------------------------------------